Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Rod Wallace, President and Chief Executive Officer and Joe B. Dorman, Acting Chief Financial Officer of North American Technologies Group, Inc. (the “Company”), each certifies that:

1. the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rod Wallace	Dated: August 13, 2008
Rod Wallace
President and Chief Executive Officer

/s/ Joe B. Dorman	Dated: August 13, 2008
Joe B. Dorman
Acting Chief Financial Officer